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August 17, 1998


VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Providian Life & Health Insurance Company Separate Account IV File No. 33-36073, 811-6144, CIK 0000866252
      Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Providian Life & Health Insurance Company Separate Account IV, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on June 2, 1998, Vanguard Variable Insurance Fund filed its semi-annual report with the Commission via EDGAR (CIK:000085749). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Gregory E. Miller-Breetz
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Gregory E. Miller-Breetz
Assistant General Counsel